UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2019

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of Director

On April 23, 2019, the Board of Directors (the “Board”) of Constellation Brands, Inc. (“Constellation” or the “Company”) accepted the resignation of Robert L. Hanson as a member of its Board of Directors. Mr. Hanson's resignation from the Board was effective April 24, 2019. The resignation was not due to any disagreement with Constellation on any matter relating to its operations, policies, practices or procedures.

(e)	Compensatory Arrangements of Certain Officers

At a meeting held on April 23, 2019, the Human Resources Committee of the Board (the “Committee”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its Executive Officers.

Stock Option Grants

The Committee granted options to purchase shares of the Company’s Class 1 Common Stock under the Company’s Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of the Company’s management personnel, including its Executive Officers, subject to the Stock Option Agreement with respect to the Stock Plan, the form of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The following table sets forth information regarding grants to those individuals identified below:

Name and Position	Number of Stock Options (1)	Exercise Price Per Share (2)
William A. Newlands, President and Chief Executive Officer	50,579	$207.48
Robert Sands, Executive Chairman of the Board	85,985	$207.48
Richard Sands, Executive Vice Chairman of the Board	73,087	$207.48
David Klein, Executive Vice President and Chief Financial Officer	21,075	$207.48

(1)
Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment. One-fourth of the options become exercisable on each of the first, second, third, and fourth anniversaries of the date of grant, provided that the option holder remains in continuous employment with the Company or any of its subsidiaries until each such date. The options will continue to vest upon the Retirement (as that term is defined in the Stock Option Agreement) of the recipient at any time on or after November 1, 2019, and can vest at an earlier date upon the death or Disability (as that term is defined in the Stock Option Agreement) of the recipient of the grant. Under the Stock Option Agreement, options become fully exercisable in the event of a termination without Cause or a termination for Good Reason within the 24-month period following a Change in Control (as each term is defined in the Stock Option Agreement or the Stock Plan).

(2)
The exercise price is equal to the closing price of the Company’s Class A Common Stock (into which, subject to certain requirements, shares of the Company’s Class 1 Common Stock are convertible on a one-for-one basis) on the New York Stock Exchange on April 23, 2019.

Restricted Stock Unit Grants

The Committee granted restricted stock units under the Stock Plan to certain of the Company’s management personnel, including certain of its Executive Officers, subject to the provisions of Restricted Stock Unit Agreements, the form of which is filed herewith as Exhibit 10.2 and incorporated herein by reference. The restricted stock units entitle the grantee to receive a single share of the Company’s Class A Common Stock for each restricted stock unit granted under the Stock Plan. On April 23, 2019, which was the date of the restricted stock unit grants, the closing price of the Company’s Class A Common Stock on the New York Stock Exchange was $207.48 per share. The following table sets forth information regarding grants to those individuals identified below:

Name	Number of Units (1)
William A. Newlands	5,784
David Klein	2,410

(1)
Unvested restricted stock units under each of the grants are subject to forfeiture upon the occurrence of certain events related to termination of employment. One-fourth of the awarded units vest on each of the first, second, third, and fourth anniversaries of May 1, 2019, provided that the recipient of the grant remains in continuous employment with the Company or any of its subsidiaries until each such date. The grants will continue to vest upon the Retirement (as that term is defined in the Restricted Stock Unit Agreement) of the recipient at any time on or after November 1, 2019, and can vest at an earlier date upon death or RSU Disability (as that term is defined in the Restricted Stock Unit Agreement) of the recipient of the award. Under the terms of the Restricted Stock Unit Agreement, grants become fully vested in the event of a termination without Cause or a termination for Good Reason within the 24-month period following a Change in Control (as each term is defined in the Stock Plan or the Restricted Stock Unit Agreement). Dividend equivalents will accrue on the Restricted Stock Units (pursuant to the terms of the Restricted Stock Unit Agreement) during the period beginning April 23, 2019 and ending on the date that shares of Class A Common Stock are issued in settlement of vested Restricted Stock Units (as that term is defined in the Restricted Stock Unit Agreement) and the dividend equivalents will vest and become payable (net of applicable taxes) on the same terms and at the same time of settlement as the Restricted Stock Unit to which they relate.

Performance Share Unit Grants

The Committee granted performance share units to be settled in the Company’s Class A Common Stock under the Stock Plan to certain of the Company’s management personnel, including certain of its Executive Officers, subject to the provisions of Performance Share Unit Agreements. The form of Performance Share Unit Agreement is filed herewith as Exhibit 10.3 and incorporated herein by reference. The number of shares of the Company’s Class A Common Stock to be issued pursuant to the performance share units will depend upon the Company’s Relative Total Stockholder Return (as that term is defined in the Performance Share Unit Agreement) during the period from March 1, 2019 through February 28, 2022. On April 23, 2019, which was the date of the performance share unit grants, the closing price of the Company’s Class A Common Stock on the New York Stock Exchange was $207.48 per share. The following table sets forth information regarding target awards to those individuals identified below:

Name	Target Number of Units (1)
William A. Newlands	5,784
David Klein	2,410

(1)
Unvested performance share units are subject to forfeiture upon the occurrence of certain events related to termination of employment. A participant may vest in his right to receive the applicable number of performance share units if he remains in continuous employment with the Company or any of its subsidiaries until May 1, 2022. The participant will only vest in his right to receive the performance share units if the Company achieves certain Relative Total Stockholder Return results as set forth in the Performance Share Unit Agreement. In the event a recipient of an award retires (as the term “Retirement” is defined in the Performance Share Unit Agreement) at any time on or after November 1, 2019 and prior to May 1, 2022, vested awards are payable on a pro rata basis (as set forth in the Performance Share Unit Agreement) and settled between May 1, 2022 and May 15, 2022 (consistent with the settlement date for participants with continuing employment). Target awards can vest at an earlier date upon the death or PSU Disability (as that term is defined in the Performance Share Unit Agreement) of the recipient of the award. Under the terms of the Performance Share Unit Agreement, grants shall vest at target in the event of a termination without Cause or a termination for Good Reason within the 24-month period following a Change in Control (as each term is defined in the Stock Plan or the Performance Share Unit Agreement). Dividend equivalents will accrue on the Performance Share Units (pursuant to the terms of the Performance Share Unit Agreement) during the period beginning April 23, 2019 and ending on the date that shares of Class A Common Stock are issued in settlement of vested Performance Share Units (as that term is defined in the Performance Share Unit Agreement) and the dividend equivalents will vest and become payable (net of applicable taxes) on the same terms and at the same time of settlement as the Performance Share Unit to which they relate.

Approval of New Annual Base Salaries

The Committee set new annual base salaries for certain of the Company’s Executive Officers, which salaries will take effect on May 27, 2019. The following table sets forth the new annual base salary level of the individual identified below:

Name	New Annual Base Salary
David Klein	$820,000

Annual Cash Incentive Award Rules

The Committee adopted the Rules for Cash Incentive Awards (the “Rules”) under the Company’s Stock Plan, the form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 27, 2018, filed March 29, 2018 and incorporated herein by reference. The Rules are designed to provide a framework under the Stock Plan under which the Committee may further carry out the cash incentive award provisions of the Stock Plan. For fiscal 2020, the Committee established net sales, EBIT (earnings before interest and taxes), and free cash flow, as the performance goals for our executive officers.

Item 7.01	Regulation FD Disclosure.

On April 26, 2019, Constellation issued a news release, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing that Robert L. Hanson will assume the role of Executive Vice President and President, Wine & Spirits Division effective June 3, 2019.

References to Constellation’s website and/or other social media sites or platforms in the release do not incorporate by reference the information on such websites, social media sites or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act

of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01	Other Events.

On April 26, 2019, the Company announced that Robert L. Hanson will assume the role of Executive Vice President and President, Wine & Spirits Division effective June 3, 2019. Consequently, Mr. Hanson will become an executive officer of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished as part of this Current Report on Form 8-K as indicated on the Index of Exhibits:

Exhibit No.	Description
10.1	Form of Stock Option Agreement with respect to grants of options to purchase Class 1 Stock pursuant to the Company's Long-Term Stock Incentive Plan
10.2	Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan
10.3	Form of Performance Share Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan
10.4
Rules for Cash Incentive Awards under the Company’s Long-Term Stock Incentive Plan (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 27, 2018, filed March 29, 2018 and incorporated herein by reference).

99.1	News Release of Constellation Brands, Inc. dated April 26, 2019

INDEX TO EXHIBITS

Exhibit No.	Description

(10)	MATERIAL CONTRACTS

(10.1)	Form of Stock Option Agreement with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (filed herewith). *

(10.2)	Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (filed herewith). *

(10.3)	Form of Performance Share Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (filed herewith). *

(10.4)
Rules for Cash Incentive Awards under the Company’s Long-Term Stock Incentive Plan (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 27, 2018, filed March 29, 2018 and incorporated herein by reference). *

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated April 26, 2019 (furnished herewith).

*Designates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2019	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer